Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ Stephanie A. Burns
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ Carter A. Cast
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ Richard W. Dreiling
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ Zachary Gund
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ James M. Jenness
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ Donald R. Knauss
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ Mary Laschinger
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ Cynthia H. Milligan
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ La June Montgomery Tabron
Director

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, that the person whose signature appears below constitutes and appoints Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 22nd day of February, 2019.

/s/ Carolyn M. Tastad
Director

10